SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  December 15, 2004
                                                  ------------------------------

                      AMERICAN ELECTRIC POWER COMPANY, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                    New York
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

         1-3525                                           13-4922640
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH                            43215
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

      On December 15, 2004, the Board of Directors (the "Board") of American Electric Power Company, Inc. ("AEP"), upon recommendation of the Directors and the Corporate Governance Committee, approved the following:

(1) effective January 1, 2005, an increase in the amount of AEP stock units awarded to non-employee directors pursuant to the Stock Unit Accumulation Plan from $60,000 to $80,000 annually;
(2) payment for performing special assignments by the members of the ad hoc subcommittee of the Board which in 2004 conducted an assessment and drafted an environmental report to shareholders ($12,000 for the chairman of the subcommittee and $10,000 for the other members of the subcommittee); and
(3) effective January 1, 2005, a fee of $1,200 per day for special assignments (such as attendance at Nuclear Regulatory Commission meetings or for services on future ad hoc subcommittees).

      In addition, the Board approved an amendment to the Deferred Compensation and Stock Plan for Non-Employee Directors ("Plan") that permits non-employee directors to defer receipt of up to 100 percent of their annual Board cash retainer. The amended Plan will permit non-employee directors to defer their annual Board cash retainer into accounts tracked with reference to any of the investment fund options available to participants in the AEP System Incentive Compensation Deferral Plan, including an AEP stock fund.



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.


                              By:  /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary


December 21, 2004